Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QMMM Holdings Limited (the “Company”) on Form 20-F for the year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Bun Kwai, Chief Executive Officer, and I, Wing Kam (Eric) Yeung, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: January 27, 2025	By:	/s/ Bun Kwai
	Name:	Bun Kwai
	Title:	Chief Executive Officer

Dated: January 27, 2025	By:	/s/ Wing Kam (Eric) Yeung
	Name:	Wing Kam (Eric) Yeung
	Title:	Chief Financial Officer

Signature Page to Form 20-F